© 2026 Wells Fargo Bank, N.A. All rights reserved. 2Q26 Financial Results July 14, 2026 Exhibit 99.3

22Q26 Financial Results $13.4 $13.7 Revenue-related Expenses Non-revenue Related Expenses 2Q25 2Q26 213 197 Headcount 2Q25 2Q26 Clear progress on path to improved financial results and returns Earnings Per Share ($ per diluted share) $20.7 $20.8 $22.6 YoY Percentage Growth 2Q24 2Q25 2Q26 Return on Average Tangible Common Equity (ROTCE)1 14.4% 16.1% 1H25 1H26 Noninterest Expense ($ in billions) and Headcount (# in '000s, period-end) YoY defined as year-over-year. Endnotes are presented starting on page 18. Revenue ($ in billions) $1.33 $1.60 $2.00 YoY Percentage Growth 2Q24 2Q25 2Q26 6% 20% 25% 1% 1% 9% +1.7ppts Average Loans YoY Percentage Growth Average Deposits YoY Percentage Growth 2% (3)% 1% 10% 12% 2023 2024 2025 1Q26 2Q26 (5)% 0% 0% 6% 10% 2023 2024 2025 1Q26 2Q26 (7)% 2% (1)% 19%

...driven by growth across all our businesses

WELLS FARGO

Consumer Banking and Lending


Revenue
+6%
$9.7
$10.3
2Q25
2Q26

- Consumer primary checking account YoY growth for 13 consecutive quarters
- New credit card accounts up 46%
- Auto originations up 41%
- Premier client assets up 13%[1]

Wealth and Investment Management


Revenue
+13%
$3.4
$3.9
2Q25
2Q26

- Client assets up 15%
- Average loans up 12% largely driven by securities-based lending
- Average deposits up 10%

Corporate and Investment Banking


Revenue
+16%
$4.7
$5.4
2Q25
2Q26

- Markets revenue up 24%
- Banking revenue up 20%
  - Leveraged Finance YTD share of 7.2% (#3 Overall)[2]
  - Equity Capital Markets share up 74 bps to 3.8% YTD[3]
  - Announced U.S. M&A deal volume rank of #4; up from #9[4]

Commercial Banking


Revenue
+6%
$2.9
$3.1
2Q25
2Q26

- Average loans up 9%*
- Average deposits up 10%*
- Treasury management and payments revenue up 5%[5]

Revenue is $ in billions. Comparisons in the bullet points are for 2Q26 versus 2Q25, unless otherwise noted. Endnotes are presented starting on page 18.
*Commercial Banking loan and deposit growth absent the 3Q25 transfer of certain loans and deposits to Consumer Banking and Lending. For additional information, see endnote 6 on page 18.

2Q26 Financial Results
3

42Q26 Financial Results 2Q26 results Financial Results ROE: 15.0% ROTCE: 17.7%1 Efficiency ratio: 60%2 Credit Quality Capital and Liquidity CET1 ratio: 10.3%5 LCR: 119%6 TLAC ratio: 22.8%7 • Provision for credit losses4 of $914 million – Total net loan charge-offs of $876 million, down $121 million, with net loan charge-offs of 0.34% of average loans (annualized) – Allowance for credit losses for loans of $14.4 billion, down 1% • Common Equity Tier 1 (CET1) capital5 of $137.7 billion • CET1 ratio5 of 10.3% under the Standardized Approach • Liquidity coverage ratio (LCR)6 of 119% • Net income of $6.4 billion, or $2.00 per diluted share included $132 million of discrete tax benefits, or $0.04 per share, related to the resolution of prior period matters • Revenue of $22.6 billion, up 9% – Net interest income of $12.3 billion, up 5% – Noninterest income of $10.3 billion, up 13% • Noninterest expense of $13.7 billion, up 2% • Pre-tax pre-provision profit3 of $9.0 billion, up 20% • Effective income tax rate of 17.4% • Average loans of $1.0 trillion, up 12% • Average deposits of $1.5 trillion, up 10% Comparisons in the bullet points are for 2Q26 versus 2Q25, unless otherwise noted. Endnotes are presented starting on page 18.

52Q26 Financial Results 2Q26 earnings Quarter ended $ Change from $ in millions, except per share data 2Q26 1Q26 2Q25 1Q26 2Q25 Net interest income $12,317 12,096 11,708 $221 609 Noninterest income 10,305 9,350 9,114 955 1,191 Total revenue 22,622 21,446 20,822 1,176 1,800 Net charge-offs 883 1,106 997 (223) (114) Change in the allowance for credit losses 31 29 8 2 23 Provision for credit losses1 914 1,135 1,005 (221) (91) Noninterest expense 13,661 14,330 13,379 (669) 282 Pre-tax income 8,047 5,981 6,438 2,066 1,609 Income tax expense 1,402 691 916 711 486 Effective income tax rate (%) 17.4% 11.6 14.3 587 bps 313 Net income $6,407 5,253 5,494 $1,154 913 Diluted earnings per common share $2.00 1.60 1.60 $0.40 0.40 Diluted average common shares (# mm) 3,074.6 3,117.7 3,267.0 (43) (192) Return on equity (ROE) 15.0% 12.2 12.8 275 bps 219 Return on average tangible common equity (ROTCE)2 17.7 14.5 15.2 326 254 Efficiency ratio 60 67 64 (643) (387) Endnotes are presented starting on page 18.

62Q26 Financial Results Net Interest Income ($ in millions) 11,708 11,950 12,331 12,096 12,317 Net Interest Margin (NIM) on a taxable-equivalent basis 2Q25 3Q25 4Q25 1Q26 2Q26 2.43% Net interest income • Net interest income (NII) of $12.3 billion, up $609 million, or 5%, from 2Q25 – NII excluding Markets2 of $11.8 billion, up $212 million, or 2%, driven by lower deposit costs, higher loan and investment securities balances, and higher interest-bearing commercial deposits, partially offset by the impact of lower interest rates on floating rate assets, as well as a modest decline in noninterest-bearing deposits – Markets NII of $501 million, up $397 million, reflecting the impact of lower interest rates and balance sheet growth • NII up $221 million, or 2%, from 1Q26 – NII excluding Markets2 up $201 million, or 2%, driven by higher loan and investment securities balances and one additional day in the quarter, partially offset by higher deposit costs reflecting a higher mix of interest- bearing deposits – Net interest margin (NIM) of 2.43%, down 4 bps reflecting growth in interest-bearing deposits and continued growth in our Markets business 2.68% 2.61% 2.60% 2.47% 1 Endnotes are presented starting on page 18.

Loans and deposits

WELLS FARGO

Average Loans Outstanding *($ in billions)*



916.7
928.7
955.8
996.0
1,026.5
373.4
376.3
382.5
385.4
389.9
5.95%
5.97%
5.78%
5.62%
5.60%
543.3
552.4
573.3
610.6
636.6
2Q25
3Q25
4Q25
1Q26
2Q26
Total Average Loan Yield
Consumer Loans
Commercial Loans

- Average loans up $109.8 billion, or 12%, year-over-year (YoY) as higher commercial and industrial loans, auto loans, securities-based loans in Wealth and Investment Management (WIM), and credit card loans were partially offset by lower residential mortgage loans; up $30.5 billion, or 3%, from 1Q26 driven by higher commercial and industrial loans, auto loans, securities-based loans in WIM and commercial real estate loans
- Total average loan yield of 5.60%, down 35 bps YoY reflecting the impact of lower interest rates and down 2 bps from 1Q26

Period-End Loans Outstanding *($ in billions)*

	2Q26	vs 1Q26	vs 2Q25
Commercial	$636.3	1 %	16 %
Consumer	394.8	2	5
Total loans	**$1,031.1**	**1 %**	**12 %**

Average Deposits *($ in billions)*



1,331.7
1,339.9
1,377.7
1,415.0
1,465.6
46.3
55.1
69.1
86.1
103.1
99.5
99.8
105.5
112.1
109.8
202.4
204.1
214.5
214.3
234.8
178.0
172.0
181.0
185.9
189.5
1.52%
1.54%
1.44%
1.43%
1.51%
805.5
808.9
807.6
816.6
828.4
2Q25
3Q25
4Q25
1Q26
2Q26
Average Deposit Cost
Corporate
Wealth and Investment Management (WIM)
Corporate and Investment Banking
Commercial Banking
Consumer Banking and Lending

- Average deposits up $133.9 billion, or 10%, YoY on growth in customer deposits across all of the operating segments, as well as higher Corporate deposits; up $50.6 billion, or 4%, from 1Q26
- Average deposit cost of 1.51%, down 1 bp YoY; up 8 bps from 1Q26 on higher interest-bearing deposit balances

2Q26 Financial Results

7

Noninterest income



Noninterest Income ($ in millions)
9,114
9,486
8,961
9,350
10,305
3,109
3,311
3,460
3,491
3,508
1,622
1,674
1,684
1,712
1,762
1,376
1,408
979
1,351
1,393
696
840
716
796
939
1,173
1,223
1,149
1,138
1,222
1,138
1,030
973
862
1,481
2Q25
3Q25
4Q25
1Q26
2Q26
Investment advisory fees and brokerage commissions1
Deposit and lending-related fees
Net gains from trading activities
Investment banking fees
Card fees
All other2

- Noninterest income up $1.2 billion, or 13%, from 2Q25
  - Investment advisory fees and brokerage commissions[1] up $399 million, or 13%, driven by higher asset-based fees reflecting higher market valuations, as well as higher retail brokerage commissions on higher transactional activity
  - Deposit and lending-related fees up $140 million, or 9%, primarily driven by higher consumer and commercial deposit service charges
  - Investment banking fees up $243 million, or 35%, on higher debt and equity underwriting fees
  - All other[2] up $343 million and reflected:
    - $728 million higher net gains from equity securities from strong performance in our venture capital investments reflecting higher net unrealized and realized gains
    - $158 million lower lease income from the 1/1/26 sale of our rail car leasing business
    - 2Q25 included a $253 million gain from our acquisition of the remaining interest in our merchant services joint venture
- Noninterest income up $955 million, or 10%, from 1Q26
  - Investment banking fees up $143 million, or 18%, on higher debt and equity underwriting fees
  - Card fees up $84 million, or 7%, on higher credit card and debit card interchange income
  - All other[2] up $619 million and included $675 million higher net gains from equity securities from strong performance in our venture capital investments reflecting higher net unrealized and realized gains

Endnotes are presented starting on page 18.

2Q26 Financial Results

8

Noninterest expense

WELLS FARGO

Noninterest Expense *($ in millions)*



2%
13,379
13,846
13,726
14,330
13,661
296[1]
612[1]
8,709
8,725[1]
8,465[1]
9,593
8,851
4,670
4,825
4,649
4,737
4,810
2Q25
3Q25
4Q25
1Q26
2Q26
Personnel Expense
Non-personnel Expense

Headcount *(Period-end, '000s)*

2Q25	3Q25	4Q25	1Q26	2Q26
213	211	205	201	197

- Noninterest expense up $282 million, or 2%, from 2Q25
  - Personnel expense up $142 million on higher revenue-related and incentive compensation expense, partially offset by the impact of efficiency initiatives including a 7% reduction in headcount
  - Non-personnel expense up $140 million, or 3%, as higher technology and equipment expense and higher advertising expense were partially offset by lower operating losses and lower lease expense reflecting the 1Q26 sale of our rail car leasing business, as well as the impact of efficiency initiatives
- Noninterest expense down $669 million, or 5%, from 1Q26
  - Personnel expense down $742 million on seasonally higher personnel expense in 1Q26, as well as the impact of efficiency initiatives
  - Non-personnel expense up $73 million, or 2%, and included higher technology and equipment expense and higher professional and outside services expense

- 2% YoY increase in noninterest expense driven by a 19% increase in revenue-related expenses, partially offset by a 1% decline in non-revenue related expenses

Noninterest expense *($ in billions)*



2%
$13.4
$13.7
19%
(1)%
2Q25
2Q26
Revenue-related Expenses
Non-revenue Related Expenses

Endnotes are presented starting on page 18.

2Q26 Financial Results

9

Credit quality

WELLS FARGO

Provision for Credit Losses[1] and Net Loan Charge-offs *($ in millions)*



1,005
997
0.44%
2Q25
681
942
0.40%
3Q25
1,040
1,046
0.43%
4Q25
1,135
1,100
0.45%
1Q26
914
876
0.34%
2Q26
Provision for Credit Losses1
Net Loan Charge-offs
Net Loan Charge-off Ratio

- Commercial net loan charge-offs down $204 million to 10 bps of average loans (annualized) on lower commercial and industrial net loan charge-offs
- Consumer net loan charge-offs down $20 million to 74 bps of average loans (annualized) and included lower auto and credit card net loan charge-offs
- Nonperforming assets of $7.9 billion, or 0.77% of total loans, down $824 million, driven by a decrease in commercial and industrial and commercial real estate (CRE) nonaccrual loans

Allowance for Credit Losses for Loans *($ in millions)*



14,568
6,733
1.58%
7,835
2Q25
14,311
6,759
1.52%
7,552
3Q25
14,337
6,880
1.45%
7,457
4Q25
14,374
6,845
1.41%
7,529
1Q26
14,407
7,012
1.40%
7,395
2Q26
Commercial
Consumer
Allowance coverage for total loans

- Allowance for credit losses (ACL) for loans up $33 million on higher allowance for credit card and auto loans reflecting loan growth, largely offset by a lower allowance for CRE office loans
  - Allowance coverage for total loans down 18 bps from 2Q25 and down 1 bp from 1Q26 predominantly driven by a reduction in the allowance coverage for CRE office loans

Comparisons in the bullet points are for 2Q26 versus 1Q26, unless otherwise noted. Endnotes are presented starting on page 18.

2Q26 Financial Results

10

Capital and liquidity

WELLS FARGO



Common Equity Tier 1 Ratio under the Standardized Approach[1]
11.1%
11.0%
10.6%
10.3%
10.3%
8.5% Regulatory Minimum and Buffers[2]
2Q25
3Q25
4Q25
1Q26
2Q26 Estimated

Capital Position

- Common Equity Tier 1 (CET1) ratio[1] of 10.3% at June 30, 2026

Capital Return

- $3.0 billion in gross common stock repurchases, or 37.4 million shares, in 2Q26; period-end common shares outstanding down 191.9 million, or 6%, from 2Q25
- 2Q26 common stock dividend of $0.45 per share with $1.4 billion in common stock dividends paid
- We expect to increase our 3Q26 common stock dividend to $0.50 per share, up 11% from 2Q26, subject to approval by the Company's Board of Directors at its regularly scheduled meeting in July

Total Loss Absorbing Capacity (TLAC)

- As of June 30, 2026, our TLAC as a percentage of total risk-weighted assets[3] was 22.8% compared with the required minimum of 21.5%

Liquidity Position

- Strong liquidity position with a 2Q26 LCR[4] of 119% which remained above the regulatory minimum of 100%

Endnotes are presented starting on page 18.

2Q26 Financial Results

11

Consumer Banking and Lending (CBL)

WELLS FARGO

Summary Financials

$ in millions	2Q26	vs. 1Q26	vs. 2Q25
Revenue by line of business:			
Consumer, Small and Business Banking (CSBB)	$7,308	$289	560
Credit Card	1,614	19	26
Home Lending	762	(25)	(59)
Auto	320	25	79
Personal Lending	284	(18)	(6)
Total revenue	**10,288**	**290**	**600**
Provision for credit losses	945	127	—
Noninterest expense	6,286	(303)	107
Pre-tax income	3,057	466	493
Net income	**$2,290**	**$349**	**367**

Selected Metrics and Average Balances

$ in billions	2Q26	1Q26	2Q25
Return on allocated capital[1]	27.1 %	23.1	16.4
Efficiency ratio[2]	61	66	64
Average loans[3]	$337.8	335.3	319.0
Average deposits[3]	828.4	816.6	805.5
Retail bank branches *(#, period-end)*	4,079	4,093	4,135
Mobile active customers[4] *(# in mm, period-end)*	33.7	33.5	32.1

- Total revenue up 6% YoY and up 3% from 1Q26
  - CSBB up 8% YoY driven by higher deposit and loan balances, wider deposit spreads, and higher deposit-related fees, debit card fees and investment advisory fees, and included the impact of the 3Q25 transfer of certain business customers[3]; up 4% from 1Q26 driven by higher deposit balances and higher debit card fees
  - Credit Card up 2% YoY and included higher NII on higher loan balances
  - Home Lending down 7% YoY on lower NII on lower loan balances and lower servicing income
  - Auto up 33% YoY and 8% from 1Q26 on higher loan balances
- Noninterest expense up 2% YoY driven by higher advertising expense, higher revenue-related compensation expense, as well as the impact of the 3Q25 transfer of certain business customers[3], partially offset by the impact of efficiency initiatives; down 5% from 1Q26 driven by lower personnel expense reflecting 1Q seasonality

Other Selected Metrics

$ in billions	2Q26	1Q26	2Q25
Debit card purchase volume[5]	$144.8	134.3	133.6
Client assets in advisory and brokerage accounts	282	261	249
Average Home Lending loans	197.9	198.5	203.6
Mortgage loan originations	9.0	6.3	7.4
Average Credit Card loans	52.7	53.0	49.9
Credit Card purchase volume[5]	44.5	40.0	39.9
Credit Card new accounts *(# in thousands)*[5]	662	631	452
Average Auto loans	$55.7	52.6	42.4
Auto loan originations	9.7	9.7	6.9

Endnotes are presented starting on page 18.

2Q26 Financial Results

12

132Q26 Financial Results Commercial Banking (CB) In 3Q25, we prospectively transferred approximately $8 billion of loans and approximately $6 billion of deposits related to certain business customers to Consumer, Small and Business Banking in the Consumer Banking and Lending operating segment. • Total revenue up 6% YoY and stable with 1Q26 – Net interest income up 3% YoY on higher loan and interest-bearing deposit balances, partially offset by the impact of lower interest rates, a decline in noninterest-bearing deposits, and the 3Q25 transfer noted above – Noninterest income up 13% YoY driven by higher revenue from equity investments, tax credit investments, and investment banking; down 5% from 1Q26 predominantly driven by lower revenue from tax credit investments • Noninterest expense down 7% YoY due to lower operating costs, the impact of the 3Q25 transfer noted above, as well as the impact of efficiency initiatives; down 12% from 1Q26 driven by lower personnel expense reflecting 1Q seasonality Summary Financials $ in millions 2Q26 vs. 1Q26 vs. 2Q25 Net interest income $2,047 $59 64 Noninterest income 1,071 (61) 121 Total revenue 3,118 (2) 185 Provision for credit losses 131 (19) 174 Noninterest expense 1,412 (196) (107) Pre-tax income 1,575 213 118 Net income $1,176 $159 90 Selected Metrics 2Q26 1Q26 2Q25 Return on allocated capital 17.2% 15.0 15.8 Efficiency ratio 45 52 52 Average balances ($ in billions) Loans $237.1 229.1 226.5 Deposits 189.5 185.9 178.0

Corporate and Investment Banking (CIB)

WELLS FARGO

Summary Financials

$ in millions	2Q26	vs. 1Q26	vs. 2Q25
Revenue by line of business:			
Banking:			
Lending	$724	$24	123
Treasury Management and Payments	661	6	50
Investment Banking	628	26	165
Total Banking	2,013	56	338
Commercial Real Estate	1,197	51	(15)
Markets:			
Fixed Income, Currencies and Commodities (FICC)	1,536	(47)	145
Equities	635	92	248
Credit Adjustment (CVA/DVA/FVA) and Other	35	(12)	34
Total Markets	2,206	33	427
Other	9	7	2
Total revenue	**5,425**	**147**	**752**
Provision for credit losses	(181)	(356)	(284)
Noninterest expense	2,497	(195)	246
Pre-tax income	3,109	698	790
Net income	**$2,329**	**$520**	**592**

Selected Metrics

	2Q26	1Q26	2Q25
Return on allocated capital	19.2 %	14.9	14.9
Efficiency ratio	46	51	48

- Total revenue up 16% YoY and up 3% from 1Q26
  - Banking revenue up 20% YoY on higher investment banking fees driven by Equity and Debt Capital Markets, as well as higher loan and interest-bearing deposit balances, partially offset by the impact of lower interest rates and a modest decline in noninterest-bearing deposit balances
  - Commercial Real Estate revenue up 4% from 1Q26 driven by higher capital markets activity, partially offset by lower income from our affordable housing business
  - Markets revenue up 24% YoY driven by strong performance in equities and higher revenue across most FICC products including the impact of balance sheet growth
- Noninterest expense up 11% YoY driven by higher personnel expense including higher incentive compensation expense, as well as higher volume-related expenses and higher operating costs, partially offset by the impact of efficiency initiatives; down 7% from 1Q26 driven by lower personnel expense reflecting 1Q seasonality

Average Balances *($ in billions)*

Loans by line of business	**2Q26**	**1Q26**	**2Q25**
Banking	$125.0	117.7	89.0
Commercial Real Estate	123.2	119.5	117.9
Markets	111.2	105.1	79.0
Total loans	$359.4	342.3	285.9
Deposits	234.8	214.3	202.4
Trading-related assets	401.5	397.9	283.7

2Q26 Financial Results

14

152Q26 Financial Results Wealth and Investment Management (WIM) Summary Financials $ in millions 2Q26 vs. 1Q26 vs. 2Q25 Net interest income $919 $14 134 Noninterest income 2,973 3 320 Total revenue 3,892 17 454 Provision for credit losses 17 27 5 Noninterest expense 3,160 (102) 295 Pre-tax income 715 92 154 Net income $537 $69 117 Selected Metrics $ in billions 2Q26 1Q26 2Q25 Return on allocated capital 32.4% 28.4 25.0 Efficiency ratio 81 84 83 Average loans $91.1 88.4 81.3 Average deposits 109.8 112.1 99.5 WIM client assets $2,409 2,222 2,097 • Total revenue up 13% YoY and up modestly from 1Q26 – Net interest income up 17% YoY driven by lower deposit pricing and higher deposit and loan balances – Noninterest income up 12% YoY on higher investment advisory fees driven by an increase in market valuations • Noninterest expense up 10% YoY on higher revenue-related compensation expense, partially offset by the impact of efficiency initiatives; down 3% from 1Q26 driven by lower personnel expense reflecting 1Q seasonality

162Q26 Financial Results Corporate • Revenue decreased YoY on lower net interest income due to the impact of lower interest rates on crediting rates to our operating segments, a decrease in other noninterest income as 2Q25 included a gain from our acquisition of the remaining interest in our merchant services joint venture, and lower lease income related to the sale of our rail car leasing business, partially offset by strong results from our venture capital investments. • Noninterest expense down YoY due to lower operating losses and lower lease expense associated with the sale of our rail car leasing business Summary Financials $ in millions 2Q26 vs. 1Q26 vs. 2Q25 Net interest income ($589) ($129) (486) Noninterest income 1,002 774 340 Total revenue 413 645 (146) Provision for credit losses 2 — 14 Noninterest expense 306 127 (259) Pre-tax income 105 518 99 Income tax benefit (206) 260 142 Less: Net income from noncontrolling interests 236 201 210 Net income $75 $57 (253)

172Q26 Financial Results Outlook Net Interest Income Noninterest Expense Expect 2026 net interest income (NII) to be +/- $50 billion, unchanged from prior guidance • Expect NII excluding Markets1 to be +/- $48 billion • Expect Markets NII to be +/- $2 billion • Net interest income performance will ultimately be determined by a variety of factors, many of which are uncertain, including the absolute level of rates and the shape of the yield curve; deposit balances, mix and pricing; and loan demand Expect 2026 noninterest expense to be ~$55.7 billion, unchanged from prior guidance Endnotes are presented starting on page 18.

182Q26 Financial Results Endnotes Page 2 – Clear progress on path to improved financial results and returns 1. Tangible common equity and return on average tangible common equity (ROTCE) are non-GAAP financial measures. For additional information, including a corresponding reconciliation to GAAP financial measures, see the “Tangible Common Equity” table on page 21. Page 3 – ...driven by growth across all our businesses 1. Represents Consumer, Small and Business Banking client assets in advisory and brokerage accounts. 2. Year-to-date (YTD) market share and rank through June 30, 2026. Source: Dealogic, as of 7/1/2026. 3. YTD market share compared to full year 2025. Source: Dealogic, as of 7/1/2026. 4. YTD rank compared to full year 2025. Source: Dealogic, as of 7/1/2026. 5. Total treasury management and payments revenue in Commercial Banking and Corporate and Investment Banking. In third quarter 2025, we prospectively transferred approximately $8 billion of loans and approximately $6 billion of deposits related to certain business customers from the Commercial Banking operating segment to Consumer, Small and Business Banking in the Consumer Banking and Lending operating segment. 6. In third quarter 2025, we prospectively transferred approximately $8 billion of loans and approximately $6 billion of deposits related to certain business customers from the Commercial Banking operating segment to Consumer, Small and Business Banking in the Consumer Banking and Lending operating segment.The year-over-year percentage changes for loans and deposits in the Commercial Banking operating segment are calculated assuming the third quarter 2025 transfer occurred during second quarter 2025 to provide a consistent basis of comparison for loan and deposit balances between periods. This assumption had the effect of increasing the year-over-year growth rates for both average loans and average deposits by four percentage points. For additional information on loans and deposits in the Commercial Banking operating segment, see page 13 of our 2Q26 Quarterly Supplement. Page 4 – 2Q26 results 1. Tangible common equity and return on average tangible common equity (ROTCE) are non-GAAP financial measures. For additional information, including a corresponding reconciliation to GAAP financial measures, see the “Tangible Common Equity” table on page 21. 2. The efficiency ratio is noninterest expense divided by total revenue (net interest income and noninterest income). 3. Pre-tax pre-provision profit (PTPP) is total revenue less noninterest expense. Management believes that PTPP is a useful financial measure because it enables investors and others to assess the Company’s ability to generate capital to cover credit losses through a credit cycle. 4. Includes provision for credit losses for loans, debt securities, and other financial assets. 5. The Common Equity Tier 1 (CET1) ratio calculated under the Standardized Approach is our binding CET1 framework. See page 22 for additional information regarding CET1 capital and ratios. CET1 for June 30, 2026, is a preliminary estimate. 6. Liquidity coverage ratio (LCR) represents average high-quality liquid assets divided by average projected net cash outflows, as each is defined under the LCR rule. LCR for June 30, 2026, is a preliminary estimate. 7. Represents total loss absorbing capacity (TLAC) divided by risk-weighted assets (RWAs), which is our binding TLAC ratio, determined by using the greater of RWAs under the Standardized and Advanced Approaches. TLAC for June 30, 2026, is a preliminary estimate. Page 5 – 2Q26 earnings 1. Includes provision for credit losses for loans, debt securities, and other financial assets. 2. Tangible common equity and return on average tangible common equity (ROTCE) are non-GAAP financial measures. For additional information, including a corresponding reconciliation to GAAP financial measures, see the “Tangible Common Equity” table on page 21.

192Q26 Financial Results Page 6 – Net interest income 1. Includes taxable-equivalent adjustments predominantly related to tax-exempt income on certain loans and securities. 2. Net interest income excluding Markets is a non-GAAP financial measure. For additional information, including a corresponding reconciliation to a GAAP financial measure, see the “Net Interest Income Excluding Markets” table on page 20. Page 8 – Noninterest income 1. Investment advisory fees and brokerage commissions includes investment advisory and other asset-based fees and commissions and brokerage services fees. 2. All other includes mortgage banking, net gains (losses) from debt securities, net gains (losses) from equity securities, and other. Page 9 – Noninterest expense 1. 4Q25 and 3Q25 total personnel expense of $9.1 billion and $9.0 billion, respectively, included severance expense of $612 million and $296 million, respectively. Page 10 – Credit quality 1. Includes provision for credit losses for loans, debt securities, and other financial assets. Page 11 – Capital and liquidity 1. The Common Equity Tier 1 (CET1) ratio calculated under the Standardized Approach is our binding CET1 framework. See page 22 for additional information regarding CET1 capital and ratios. 2Q26 CET1 is a preliminary estimate. 2. Includes a 4.50% minimum requirement, a stress capital buffer (SCB) of 2.50%, and a G-SIB capital surcharge of 1.50%. 3. Represents total loss absorbing capacity (TLAC) divided by risk-weighted assets (RWAs), which is our binding TLAC ratio, determined by using the greater of RWAs under the Standardized and Advanced Approaches. TLAC is a preliminary estimate. 4. Liquidity coverage ratio (LCR) represents average high-quality liquid assets divided by average projected net cash outflows, as each is defined under the LCR rule. 2Q26 LCR is a preliminary estimate. Page 12 – Consumer Banking and Lending (CBL) 1. Return on allocated capital is segment net income (loss) applicable to common stock divided by segment average allocated capital. Segment net income (loss) applicable to common stock is segment net income (loss) less allocated preferred stock dividends. 2. Efficiency ratio is segment noninterest expense divided by segment total revenue. 3. In third quarter 2025, we prospectively transferred approximately $8 billion of loans and approximately $6 billion of deposits related to certain business customers from the Commercial Banking operating segment to Consumer, Small and Business Banking in the Consumer Banking and Lending operating segment. 4. Mobile active customers is the number of consumer and small business customers who have logged on via a mobile device in the prior 90 days. 5. Reflects combined activity for consumer and small business customers. Page 17 – Outlook 1. Net interest income excluding Markets is a non-GAAP financial measure. For additional information, including a corresponding reconciliation to a GAAP financial measure, see the “Net Interest Income Excluding Markets” table on page 20. Endnotes (continued)

Net Interest Income Excluding Markets

Wells Fargo & Company and Subsidiaries
NET INTEREST INCOME EXCLUDING MARKETS

We also evaluate the Company's net interest income excluding the net interest income of the Corporate and Investment Banking Markets (Markets) line of business. Markets net interest income includes interest income earned on the assets and interest expense paid on the liabilities of the line of business, as well as funding charges and credits using our funds transfer pricing methodology. Net interest income excluding Markets is a non-GAAP financial measure that management believes is useful because it enables management, investors, and others to assess the net interest income from the Company's lending, investing, and deposit-raising activities without the volatility that may be associated with Markets activities.

The table below provides a reconciliation of this non-GAAP financial measure to a GAAP financial measure.

		Quarter ended					Jun 30, 2026 % Change from	
($ in millions)		**Jun 30, 2026**	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2026	Jun 30, 2025
Net interest income	$	**12,317**	12,096	12,331	11,950	11,708	2 %	5
Markets net interest income		**501**	481	358	144	104	4	382
Net interest income excluding Markets	$	**11,816**	11,615	11,973	11,806	11,604	2	2

2Q26 Financial Results

20

Tangible Common Equity

WELLS FARGO

Wells Fargo & Company and Subsidiaries
TANGIBLE COMMON EQUITY

We also evaluate our business based on certain ratios that utilize tangible common equity. Tangible common equity is a non-GAAP financial measure and represents total equity less preferred equity, noncontrolling interests, goodwill, certain identifiable intangible assets (other than MSRs) and goodwill and other intangibles on venture capital investments in consolidated portfolio companies, net of applicable deferred taxes. One of these ratios is return on average tangible common equity (ROTCE), which represents our annualized earnings as a percentage of tangible common equity. The methodology of determining tangible common equity may differ among companies. Management believes that return on average tangible common equity, which utilizes tangible common equity, is a useful financial measure because it enables management, investors, and others to assess the Company's use of equity.

The table below provides a reconciliation of this non-GAAP financial measure to GAAP financial measures.

		Quarter ended					Six months ended	
($ in millions)		**Jun 30, 2026**	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	**Jun 30, 2026**	Jun 30, 2025
Return on average tangible common equity:								
Net income applicable to common stock	(A)	**$6,160**	5,000	5,114	5,341	5,214	**$11,160**	9,830
Average total equity		**181,910**	183,693	183,844	183,428	183,268	**182,797**	183,312
Adjustments:								
Preferred stock		**(15,348)**	(16,333)	(16,608)	(16,608)	(18,278)	**(15,838)**	(18,442)
Additional paid-in capital on preferred stock		**139**	140	141	141	143	**140**	144
Noncontrolling interests		**(1,972)**	(1,915)	(1,879)	(1,850)	(1,818)	**(1,944)**	(1,856)
Average common stockholders' equity	(B)	**164,729**	165,585	165,498	165,111	163,315	**165,155**	163,158
Adjustments:								
Goodwill		**(24,966)**	(24,967)	(25,055)	(25,070)	(25,070)	**(24,966)**	(25,102)
Certain identifiable intangible assets (other than MSRs)		**(748)**	(788)	(847)	(889)	(863)	**(768)**	(468)
Goodwill and other intangibles on venture capital investments in consolidated portfolio companies (included in other assets)		**(704)**	(705)	(698)	(674)	(674)	**(705)**	(704)
Applicable deferred taxes related to goodwill and other intangible assets[1]		**1,065**	1,063	1,063	1,061	989	**1,064**	647
Average tangible common equity	(C)	**$139,376**	140,188	139,961	139,539	137,697	**$139,780**	137,531
Return on average common stockholders' equity (ROE) (annualized)	(A)/(B)	**15.0 %**	12.2	12.3	12.8	12.8	**13.6 %**	12.2
Return on average tangible common equity (ROTCE) (annualized)	(A)/(C)	**17.7**	14.5	14.5	15.2	15.2	**16.1**	14.4

1. Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period-end.

2Q26 Financial Results

21

Common Equity Tier 1 under Basel III

WELLS FARGO

Wells Fargo & Company and Subsidiaries
RISK-BASED CAPITAL RATIOS UNDER BASEL III[1]

($ in billions)		Estimated Jun 30, 2026	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025
Total equity		**$182.3**	180.3	183.0	183.0	183.0
Adjustments:						
Preferred stock		**(15.3)**	(15.3)	(16.6)	(16.6)	(16.6)
Additional paid-in capital on preferred stock		**0.1**	0.1	0.1	0.2	0.1
Noncontrolling interests		**(2.1)**	(1.9)	(1.8)	(1.9)	(1.9)
Total common stockholders' equity		**165.0**	163.2	164.7	164.7	164.6
Adjustments:						
Goodwill		**(25.0)**	(25.0)	(25.0)	(25.1)	(25.1)
Certain identifiable intangible assets (other than MSRs)		**(0.7)**	(0.8)	(0.8)	(0.9)	(0.9)
Goodwill and other intangibles on venture capital investments in consolidated portfolio companies (included in other assets)		**(0.6)**	(0.7)	(0.7)	(0.7)	(0.7)
Applicable deferred taxes related to goodwill and other intangible assets[2]		**1.1**	1.1	1.1	1.1	1.1
Other		**(2.1)**	(2.4)	(2.0)	(2.5)	(2.6)
Common Equity Tier 1	(A)	**$137.7**	135.4	137.3	136.6	136.4
Total risk-weighted assets (RWAs) under the Standardized Approach	(B)	**1,342.2**	1,316.0	1,294.6	1,242.4	1,225.9
Total RWAs under the Advanced Approach	(C)	**1,140.6**	1,121.0	1,112.5	1,072.2	1,070.4
Common Equity Tier 1 to total RWAs under the Standardized Approach	(A)/(B)	**10.3 %**	10.3	10.6	11.0	11.1
Common Equity Tier 1 to total RWAs under the Advanced Approach	(A)/(C)	**12.1**	12.1	12.4	12.7	12.7

1. The Basel III capital rules provide for two capital frameworks (the Standardized Approach and the Advanced Approach applicable to certain institutions), and we must calculate our CET1, Tier 1 capital and total capital ratios under both approaches.
2. Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period-end.

2Q26 Financial Results

22

232Q26 Financial Results Disclaimer and forward-looking statements Financial results reported in this document are preliminary. Final financial results and other disclosures will be reported in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2026, and may differ materially from the results and disclosures in this document due to, among other things, the completion of final review procedures, the occurrence of subsequent events, or the discovery of additional information. This document contains forward-looking statements. In addition, we may make forward-looking statements in our other documents filed or furnished with the Securities and Exchange Commission, and our management may make forward-looking statements orally to analysts, investors, representatives of the media and others. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “target,” “projects,” “outlook,” “forecast,” “will,” “may,” “could,” “should,” “can” and similar references to future periods. In particular, forward-looking statements include, but are not limited to, statements we make about: (i) the future operating or financial performance of the Company or any of its businesses, including our outlook for future growth; (ii) our expectations regarding noninterest expense and our efficiency ratio; (iii) future credit quality and performance, including our expectations regarding future loan losses, our allowance for credit losses, and the economic scenarios considered to develop the allowance; (iv) our expectations regarding net interest income and net interest margin; (v) loan growth or the reduction or mitigation of risk in our loan portfolios; (vi) future capital or liquidity levels, ratios or targets; (vii) the expected outcome and impact of legal, regulatory and legislative developments, as well as our expectations regarding compliance therewith; (viii) future common stock dividends, common share repurchases and other uses of capital; (ix) our targeted range for return on assets, return on equity, and return on tangible common equity; (x) expectations regarding our effective income tax rate; (xi) the outcome of contingencies, such as legal actions; (xii) sustainability and governance related goals or commitments; and (xiii) the Company’s plans, objectives and strategies. Forward-looking statements are not based on historical facts but instead represent our current expectations and assumptions regarding our business, the economy and other future conditions. Investors are urged to not unduly rely on forward-looking statements as actual results may differ materially from expectations. Forward-looking statements speak only as of the date made, and we do not undertake to update them to reflect changes or events that occur after that date. For additional information about factors that could cause actual results to differ materially from our expectations, refer to the “Forward-Looking Statements” discussion in Wells Fargo’s press release announcing our second quarter 2026 results and in our most recent Quarterly Report on Form 10-Q, as well as to Wells Fargo’s other reports filed with the Securities and Exchange Commission, including the discussion under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2025.